U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Date of Report: November 29, 2004

I.C. ISAACS & COMPANY, INC.
(Exact name of issuer as specified in its charter)

Delaware	0-23379	52-1377061
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

4840 Bank Street, Baltimore, Maryland 21224-2522
(Address and Zip Code of Principal Executive Offices)

(410) 342-8200
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 29, 2004, the employment of Robert J. Conologue as Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Registrant was terminated without cause.

It is anticipated that Messrs. Jesse De la Rama, who currently serves as Registrant’s Vice President of Merchandise Planning and Retail Development, and Eugene Wielepski, who currently serves as Registrant’s Vice President - Finance, Secretary, and Treasurer, will be appointed to serve as Registrant’s Chief Operating Officer and Chief Financial Officer, respectively, at a meeting of the Board of Directors to be held on Monday, December 6, 2004.

Signature

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

I.C. Isaacs & Company, Inc.

Dated: December 3, 2004	By: /s/ Peter J. Rizzo
Peter J. Rizzo, Chief Executive Officer